UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2023

LuxUrban Hotels Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 723-7368

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	LUXH	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On August 2, 2023, LuxUrban Hotels Inc. (the “Company”, “we”, “our” or similar pronouns) entered into several agreements, including seventeen franchise agreements (each, a “Franchise Agreement”), with certain affiliates of Wyndham Hotels & Resorts, Inc. (collectively, “Wyndham”) pursuant to which the following hotels operated by the Company (the “Initial Properties”) will become part of the Trademark Collection® by Wyndham and Travelodge by Wyndham brands while staying under the operational control of the Company:

Hotel Name	Location	Number of Rooms
The Blakely Hotel	New York City	117
The Herald Hotel	New York City	167
The Washington	New York City	217
The Astor	Miami	42
The Impala Hotel	Miami	17
La Flora	Miami	31
BeHome	New York City	44
The Bogart Hotel	New York City	65
The Lafayette	New Orleans	60
Georgetown Residences	Washington, DC	80
The Variety	Miami	68
12th and Ocean Apartments	Miami	24
Townhouse Hotel Miami Beach	Miami	70
O Hotel	Los Angeles	68
Hotel 57	New York City	216
Condor Hotel	New York City	35
Tuscany	New York City	125

The Company expects rebranding of the Initial Properties, including the Initial Properties’ use of Wyndham booking channels, to be completed by December 2023.

The Franchise Agreements have initial terms of 15 to 20 years and require Wyndham to provide financial, sales and operational-related support with respect to the Initial Properties. The Franchise Agreements contain customary representations, warranties, covenants, indemnification, liquidated damages and other terms for transactions of a similar nature, including customary membership and marketing fees in an initial aggregate amount of 6.0% of gross room revenue, increasing to 6.5% of gross room revenue over the term of the Franchise Agreements.

Pursuant to the Franchise Agreements, the Company agreed to make certain property improvements, modifications and maintenance items (collectively, “Capital Improvements”), which the Company expects to complete over the next twelve months. In exchange for these Capital Improvements, Wyndham will provide capital through development advance notes (“Key Money”) to the Company for these Capital Improvements, which the Company expects will provide significant working or growth capital to the Company. Consistent with market practice, such Key Money will be evidenced by certain promissory notes with customary amortization and repayment terms. In conjunction with the Company’s entry into the Franchise Agreements, the Company paid a one-time, initial, nonrefundable franchise fee to Wyndham.

As a result of entering into the Franchise Agreements, the Company expects to be subject to significantly reduced booking fees, inclusive of franchise and other fees, as a result of using the Wyndham booking platform. Conversely, to the extent that the Company continues to use third party online travel agencies for bookings, the Company expects to benefit from Wyndham’s lower online travel agency commission rates, while paying franchise fees and other fees on such booking activity, as a result of the Company’s entry into the Franchise Agreements. The Company expects that the net impact of the Franchise Agreements will be a material reduction to such fees in comparison to the Company’s previous operations.

In addition to the Initial Properties, the Company and Wyndham are in the process of reviewing a pipeline of properties currently under letter of intent, already executed lease, or subject to an executed lease with the Company (such properties, “Pipeline Properties”). To the extent that the Company ultimately enters into master leasing agreements with respect to any such Pipeline Properties, the Company has set up a general framework to bring new LuxUrban properties onto the Wyndham platform and expects to add such Pipeline Properties to both the Company’s and Wyndham’s booking platforms. The Franchise Agreements provide for future commitments to Wyndham, and in return Wyndham has agreed to fund capital to the Company via Key Money on a property-by-property basis, which the Company expects will provide significant working or growth capital to the Company. The Company expects that any such working or growth capital provided by Wyndham will offset a percentage of the deposit money required. Wyndham has the ability to accept or reject properties to the platform on a property by property basis, subject to certain conditions, with a three-year right of first refusal.

In conjunction with the Company’s entry into the Franchise Agreements and the positive impact such Franchise Agreements are expected to have on the Company, including the reduced costs mentioned above, the Company agreed to terms that incentivize Brian Ferdinand, the Company’s chairman and chief executive officer, to remain with the Company for an extended period of time, including the requirement of Brian Ferdinand to personally guaranty (the “Key Man Terms”) the Company’s obligations under the Franchise Agreements and Key Money during the term of the Franchise Agreements, with the ability of the Company to remove the Key Man Terms after five years.

The foregoing description of the Franchise Agreements is not complete and is qualified in its entirety by reference to the text of the form of Franchise Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In order to compensate Mr. Ferdinand for the personal risk associated with the Key Man Terms, and in recognition of the efforts of the Company’s executive officers in consummating the transactions contemplated by the Franchise Agreements, on August 1, 2023, the Company’s Board of Directors (the “Board”), upon the recommendation of the Compensation Committee of the Board, approved the Company’s negotiation of new employment agreements with each of Mr. Ferdinand, Mr. Shanoop Kothari, the Company’s President, Chief Financial Officer and Secretary, and Mr. Jimmie Chatmon, the Company’s Chief Operating Officer. To the extent that these negotiations result in new employment agreements for Messrs. Ferdinand, Kothari or Chatmon prior to the filing of the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2023 (the “10-Q”), the Company expects to disclose the terms of such employment agreements in the 10-Q.

Forward-Looking Statements Disclaimer

This Current Report on Form 8-K contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding: future results or expectations about our financial performance, including our ability to generate revenue; the outbreak of the novel coronavirus, including the measures to reduce its spread, and the impact on the economy and demand for our services, which may precipitate or exacerbate other risks and uncertainties in our financial performance, including our ability to generate revenue; potential effects of a challenging economy, for example, on the demand for vacation travel accommodations and the effect thereof on our business and financial condition; the ability of our short stay accommodation offerings to achieve market acceptance and to build our portfolio of accommodation offerings in multiple cities throughout the United States and internationally; the impact of increased competition; our success in retaining or recruiting officers, key employees and directors; our ability to service our existing indebtedness and obtain additional financing when and if needed; our ability to protect our intellectual property; our ability to complete strategic acquisitions, including joint ventures; our ability to manage growth and integrate operations from properties that we lease; uninterrupted service by the third-party service providers we rely on for material parts of our operations, including payment processing, data collection and security, online reservations and booking and other technology services; the liquidity and trading of our securities; regulatory and operational risks; our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; expectations regarding the financial impact of the Wyndham transaction on our business and operations, and our ability to close on the transactions currently contemplated by letter of intent on the terms and timing we expect, if at all; our expectations regarding adding future properties to the Wyndham brand and booking platform; the Company’s negotiations with Messrs. Ferdinand, Kothari and Chatmon regarding their respective employment agreements; and the factors described in the sections entitled “Risk Factors” in our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other documents filed by the Company with the SEC from time to time. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect us. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Form of Franchise Agreement, dated as of August 2, 2023, by and between the Company and the franchisor named therein
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2023	LUXURBAN HOTELS INC.

	By:	/s/ Brian Ferdinand
		Name:	Brian Ferdinand
		Title:	Chief Executive Officer and Chairman

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